UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 08, 2021
___________

DYNEX CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-9819		52-1549373
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)
4991 Lake Brook Drive, Suite 100
Glen Allen, Virginia			23060-9245
(Address of principal executive offices)			(Zip Code)
	(804)	217-5800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DX	New York Stock Exchange
6.900% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	DXPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective June 8, 2021, Issued Holdings Capital Corporation (“IHCC”), a direct, wholly-owned subsidiary of Dynex Capital, Inc. (the “Company”), and the Company, as guarantor, entered into an Amendment No. 7 to IHCC’s Master Repurchase and Securities Contract (as amended, the “Repurchase Agreement”) with Wells Fargo Bank, N.A. (“Wells Fargo”).

Amendment No. 7 extends the maturity date of the Repurchase Agreement to June 8, 2023, subject to early termination provisions contained in the Repurchase Agreement, and provides for the transition away from the LIBO Rate in the market. With respect to the transition away from the LIBO Rate, the Repurchase Agreement now provides that if a Benchmark Transition Event or an Early Opt-in Election and its related Benchmark Replacement Date have occurred with respect to the LIBO Rate, then the Benchmark Replacement is the first alternative set forth in the following order that can be determined by Wells Fargo as of the Benchmark Replacement Date: (1) the sum of (a) Term SOFR and (b) the Benchmark Replacement Adjustment; (2) the sum of (a) Compounded SOFR and (b) the Benchmark Replacement Adjustment; or (3) the sum of (a) the alternate rate of interest that has been selected by Wells Fargo as the replacement (including, without limitation, a temporary replacement determined by Wells Fargo) for the then-current Benchmark for the Corresponding Tenor and (b) the Benchmark Replacement Adjustment. The events that constitute a Benchmark Transition Event and the process for determining the relevant Benchmark Replacement Date under the Repurchase Agreement are customary for an agreement of this type.

Capitalized terms under this Item 1.01, unless otherwise defined herein, have the meaning ascribed to them in the Repurchase Agreement.

See the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on August 8, 2012, October 7, 2013, February 11, 2015, May 3, 2016, May 17, 2017, and June 13, 2019, and on Form 8-K/A on May 16, 2019 for additional disclosure regarding the terms of the Repurchase Agreement, as previously amended. The Repurchase Agreement contains representations, warranties, covenants, events of default and indemnities that are customary for an agreement of this type.

The foregoing description of Amendment No. 7 to the Repurchase Agreement is qualified in its entirety by reference to the full text of Amendment No. 7, which has been filed with this Current Report on Form 8-K as Exhibit 10.23.7.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above, the content of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.23.7	Amendment No. 7 to Master Repurchase and Securities Contract dated as of June 8, 2021, between Issued Holdings Capital Corporation, Dynex Capital, Inc. (as guarantor) and Wells Fargo Bank, N.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEX CAPITAL, INC.

Date:	June 9, 2021	By:	/s/ Stephen J. Benedetti
Stephen J. Benedetti
Executive Vice President, Chief Financial Officer and Chief Operating Officer